UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 27, 2004

(Date of earliest event reported)

HEARTLAND, INC.

(Exact name of registrant as specified in its charter)

Maryland --------------------------------	000-27045 --------------------------------	36-4286069 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

982 Airport Road, Suite A

Destin, Florida 32541

(Address of principal executive offices) (Zip Code)

850-837-0025

(Registrant’s telephone no., including area code)

25 Mound Park Drive

Springboro, Ohio 45066

------------------------------------------

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Financial Statements:

On or about June 29, 2005 the Registrant submitted a Form 8K/A relating to a previously filed Form 8K dated December 27, 2004 describing the acquisition of Evans Columbus, LLC. an Ohio limited liability company, with its corporate headquarters located in Columbus, Ohio which the company no longer owns as of December 31, 2005.

The following are the audited financial statements relating to said acquisition in compliance with SEC requirements showing two years audited financial statements.

Page
(a) Financial Statements of Business Acquired

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

EVANS COLUMBUS, LLC FINANCIAL STATEMENTS DECEMBER 31, 2004 and 2003

Balance Sheets	2

Statements of Operations and Member’s Equity	3

Statements of Cash Flows	4

NOTES TO FINANCIAL STATEMENTS	5

(b) Pro Forma Financial Information.

Pro forma Consolidated Balance Sheet as of December 31, 2004.	11

MEYLER & COMPANY, LLC

CERTIFIED PUBLIC ACCOUNTANTS

ONE ARIN PARK

1715 HIGHWAY 35

MIDDLETOWN, NJ 07748

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Heartland, Inc.

Plymouth, MN

We have audited the accompanying balance sheets of Evans Columbus, LLC (“The Company”) as of December 31, 2004 and 2003 and the related statements of operations and member’s equity, and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the two years then ended in conformity with U.S. generally accepted accounting principles.

Meyler & Company, LLC

Middletown, NJ

February 18, 2005

EVANS COLUMBUS, LLC

BALANCE SHEETS

	December 31,
	2004	2003

ASSETS

CURRENT ASSETS
Cash	$114,016	$149,318
Accounts receivable, net of allowance for doubtful accounts of $19,922 and $30,216 in 2004 and 2003, respectively	637,060	1,006,434
Inventory	579,762	379,465
Prepaid expenses	37,179	30,888
Total Current Assets	1,368,017	1,566,105

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $16,266 and $218,891, respectively	388,734	408,467
LOANS RECEIVABLE, from related party	78,157	88,157

OTHER ASSETS	2,267	5,006

Total Assets	$1,837,175	$2,067,735

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Line of credit	$810,989	$660,988
Current portion of notes payable	9,300	96,000
Current portion of capital lease obligations	115,423	81,577
Accounts payable	278,063	440,687
Accrued expenses	101,945	115,124
Total Current Liabilities	1,315,720	1,394,376

OTHER LIABILITIES
Note payable, less current portion	37,207	256,000
Capital lease obligations, less current portion	269,100	170,414

COMMITMENTS AND CONTINGENCIES

MEMBER’S EQUITY	215,148	246,945

Total Liabilities and Member’s Equity	$1,837,175	$2,067,735

See accompanying notes to financial statements.

EVANS COLUMBUS, LLC

STATEMENTS OF OPERATIONS AND MEMBER’S EQUITY

	For the Year Ended December 31,
	2004	2003

NET SALES	$7,921,792	$7,437,506

COSTS AND EXPENSES
Cost of goods sold	5,964,650	5,123,306
Selling, general and administrative	1,815,881	1,928,075
Depreciation and amortization	98,128	92,952

Total Costs and Expenses	7,878,659	7,144,333

NET OPERATING INCOME	43,133	293,173

OTHER EXPENSE
Interest	(59,155)	(68,373)
Loss on disposal of equipment		(8,000)
Total Other Expense	(59,155)	(76,373)

NET (LOSS) INCOME	(16,022)	216,800

MEMBER’S EQUITY, beginning	246,945	54,623

MEMBER’S DISTRIBUTIONS	(15,775)	(24,478)

MEMBER’S EQUITY, ending	$215,148	$246,945

See accompanying notes to financial statements.

EVANS COLUMBUS, LLC

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net (Loss) Income	$(16,022)	$216,800
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	98,113	92,952
Loss on disposal of equipment		8,000
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	369,374	(204,626)
Increase in inventory	(200,297)	(54,517)
(Increase) decrease in prepaid expenses	(6,291)	8,343
(Decrease) increase in loans receivable, related party	10,000	(88,157)
(Decrease) increase in accounts payable	(162,624)	126,731
(Decrease) increase in accrued expenses	(13,179)	115,124
Net Cash Provided by Operating Activities	79,074	220,650

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(72,479)	(4,915)
Payment for other assets		(10,272)
Net Cash Used in Investing Activities	(72,479)	(15,187)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in line of credit	150,001	9,535
Payments on notes payable	(88,000)	(105,537)
Payments on capitalized lease obligations	(88,123)	(76,116)
Distributions to member	(15,775)	(24,478)
Net Cash Used in Financing Activities	(41,897)	(196,596)

NET (DECREASE) INCREASE IN CASH	(35,302)	8,867

CASH – BEGINNING OF YEAR	149,318	140,451

CASH – END OF YEAR	$114,016	$149,318

Supplemental Disclosures of cash flow information:
Interest paid	$53,532	$68,373

Non-Cash Investing and Financing Activities:
Exchange of property and equipment in a sale/leaseback transaction:
Increase in property and equipment	$(3,162)
Decrease in notes payable	(217,493)
Increase in capitalized lease obligations	$220,655

See accompanying notes to financial statements.

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE A – THE COMPANY AND NATURE OF BUSINESS

Evans Columbus, LLC (the “Company”) was formed under the name Central Ohio Drum LLC on April 4, 2001. The Company manufactures 55-gallon steel drums and distributes them throughout the Midwestern United States.

On December 30, 2004, the sole member of the Company sold all of his shares in the Company to Heartland, Inc.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents

The company considers all highly-liquid investments, with a maturity of three months or less when purchased, to be cash equivalents. There were no cash equivalents at December 31, 2004 and 2003.

Fair Value of Financial Instruments

Carrying amounts of certain of the Company’s financial instruments, including cash, accounts receivable and accounts payable approximate fair value due to their relatively short maturities. The notes and capital leases payable are recorded at carrying value with terms as in Note G. It is not practical to estimate fair value of these amounts because of the uncertainty of the timing of the payments.

Allowance for Doubtful Accounts

The allowance for doubtful accounts reflects management’s best estimate of probable losses inherent in accounts receivable. Management determines the allowance based on known troubled accounts, historical experience, and other available evidence.

Inventory

Inventory consists of 55-gallon steel drum packaging, steel, and related products, and are stated on the first-in, first-out basis at the lower of cost or market.

Property and Equipment

Property and equipment is stated at cost and is being depreciated using the straight-line method over the estimated useful lives of the assets ranging from three (3) to thirty-nine (39) years. Repairs and maintenance are expensed in the period incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

Shipping

The Company’s policy is to include shipping costs in cost of sales.

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company has elected to be taxed as a limited liability corporation for Federal and State purposes. The Company is treated as a partnership for income tax purposes and does not incur income taxes. Accordingly, the member is taxed individually on the Company’s earnings and no provision for income taxes is included in the financial statements.

Revenue Recognition

Revenue is recognized at the time of shipment to the customer.

Recent Accounting Pronouncements

In November 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 151 (SFAS 151), “Inventory Costs.” SFAS 151 amends the guidance in APB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current period charges regardless of whether they meet the criteria of “so abnormal.” In addition, SFAS 151 requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 151 is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (SFAS 153), “Exchanges of Non-monetary Assets.” SFAS 153 amends the guidance in APB No. 29, “Accounting for Non-monetary Assets.” APB No. 29 was based on the principle that exchanges of non-monetary assets should be measured on the fair value of the assets exchanged. SFAS 153 amends APB No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2004, the FASB revised Statement of Financial Accounting Standards No. 123 (SFAS 123(R)), “Accounting for Stock-Based Compensation.” The SFAS 123(R) revision established standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services and focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. It does not change the accounting guidance for share-based payment transactions with parties other than employees. For public entities that file as small business issuers, the revisions to SFAS 123(R) are effective as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The adoption of SFAS 123(R) is not expected to have a material effect on the Company’s financial position or results of operations.

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE C – INVESNTORY

Inventory at December 31, consists of the following:

	2004	2003

Raw materials	$450,394	$283,027
Work-in-process	125,658	85,508
Finished goods	3,710	10,930

Total Inventory	$579,762	$379,465

NOTE D – PROPERTY AND EQUIPMENT

Property and equipment at December 31, consists of the following:

	2004		2003

Machinery and equipment	$		$175,022
Equipment held under capital lease		405,000	452,336
		405,000	627,358
Less: Accumulated depreciation		16,266	218,891

Property and Equipment, net		$388,734	$408,467

Depreciation expense for the years ended December 31, 2004 and 2003 amounted to $95,374 and $87,686, respectively.

NOTE E - LOANS RECEIVABLE FROM RELATED PARTY

Loans receivable from related party represents mortgage payments and expenses paid by the Company on behalf of PAR Investments, LLC (“PAR”). PAR paid $10,000 on behalf of the Company in 2004. PAR is owned by the sole member of the Company. The amounts due at December 31, 2004 and 2003 amounting to $78,157 and $88,157, respectively, are non-interest bearing and have no stated terms of repayment.

NOTE F – LINE OF CREDIT

The Company has a $2,000,000 revolving line of credit with a bank through July 2005 of which $1,189,011 is available at December 31, 2004. The line bears interest at 1.85% plus London InterBank Offered Rate (“LIBOR”). At December 31, 2004, the LIBOR was 3.10%. The line is limited to 80% of eligible accounts receivable plus 50% of eligible inventory. The line is collateralized by substantially all of the Company’s assets and a $1,500,000 life insurance policy on the life of the Company’s member. At December 31, 2004 and 2003, the Company had an outstanding balance due of $810,989 and $660,988, respectively.

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE G – NOTES PAYABLE

Notes payable consists of the following at December 31,:

	2004	2003
Note payable to bank due December 2009, payable in 59 principal installments of $775 plus interest at prime. The note is collateralized by substantially all of the Company’s assets and a $1,500,000 life insurance policy on the Company’s member. Prime was 5.25% at December 31, 2004.	$46,507

Note payable to bank due July 2007, payable in 60 principal installments of $8,000 plus interest at prime. The note is collateralized by substantially all of the Company’s assets and is guaranteed by the Company’s member. Prime was 4.0% at December 31, 2003. This note was refinanced in November 2004.		$352,000

	46,507	352,000
Less: current portion	9,300	96,000
Long-term portion	$37,207	$256,000

As of December 31, 2004, maturities of the note are as follows:

For the Years Ending December 31	Amount
2005	$9,300
2006	9,300
2007	9,300
2008	9,300
2009	9,307

Total	$46,507

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE H – CAPITAL LEASE OBLIGATIONS

	2004	2003
The Company entered into a sale/leaseback arrangement with the bank in November 2004 for all property and equipment. The arrangement was for 36 monthly payments of $11,141 including interest at an effective rate of 5.5% with final payment of $40,500 due November 2007.	$419,294

The Company previously had a capital lease arrangement with the bank dated June 2001 for all property and equipment. This arrangement was for 36 monthly payments of $7,854 including interest at an effective rate of 5.89%. This lease was refinanced into the sale/leaseback arrangement in November 2004.		$274,880

Total minimum lease payments	419,294	274,880
Less: amount representing interest	34,771	22,889
Net minimum lease payments	384,523	251,991
Less: current maturities	115,423	81,577

Long-term portion	$269,100	$170,414

As of December 31, 2004, minimum future lease payments were as follows:

For the Years Ending December 31	Amount
2005	$133,692
2006	133,692
2007	151,910

Total	$419,294

NOTE I – COMMITMENTS AND CONTINGENCIES

The Company leases its manufacturing facility from PAR, a related party (see Note E). The lease calls for monthly lease payments of not less than PAR’s monthly mortgage payment, currently $20,000 per month and expires on September 30, 2007 with renewal options for four terms of five years each. The Company has guaranteed PAR’s obligation under its mortgage obligation on the facility. Management believes that the value of the premises pledged as collateral for the guaranteed obligation is in excess of any future amount of the payments that may be required pursuant to the terms of the guarantee.

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE I – COMMITMENTS AND CONTINGENCIES (CONTINUED)

Minimum future lease payments under the lease are as follows:

For the Years Ending December 31	Amount
2005	$240,000
2006	240,000
2007	180,000

Total	$660,000

Rent expense amounted to $240,000 for each of the years ended December 31, 2004 and 2003.

In November 2004, the Company signed a letter of intent to enter into a joint venture for the purpose of operating a 55 gallon barrel factory-line in Libya. Pursuant to the letter of intent, the Company is to build a knock-down plant in that country. The Company is also to produce all necessary barrel pieces, and ship them to the knock-down plant for assembly. The Company will be paid the cost of steel plus $3 and shipping. The Libyans’ are to sign a guarantee contract for three years to purchase minimum orders of 600,000 drums in year one, 900,000 drums in year two, and 1,200,000 drums in year three. The Company has paid a refundable deposit of $19,800 at December 31, 2004 in connection with this letter of intent.

NOTE J – CONCENTRATION OF CREDIT RISK

The Company maintains its cash balance in one financial institution. The balance is insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, the Company’s uninsured cash balance was approximately $122,000.

Two customers accounted for approximately 31 % of accounts receivable at December 31, 2004. The same two customers accounted for approximately 26% of net sales for the year then ended.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

					Variable Interest Entities
		Evans	Karkela	Monarch	PAR	Wyncrest
	Heartland	Columbus,	Construction	Homes	Investments,	Group	Eliminating
	Inc.	LLC	Inc.	Inc.	LLC	Inc.	Adjustments		Consolidated

Cash	$119,921	$114,016	$193,421	$150,996	$22,806	$2,291			$603,451
Accounts receivable, net	1,366,959	637,060	1,446,951						3,450,970
Costs in excess of billings on uncompleted contracts	113,724		73,897						187,621
Inventory	509,297	579,762		3,419,153					4,508,212
Prepaid expenses and other	3,970	37,179	71,058						112,207

Total Current Assets	2,113,871	1,368,017	1,785,327	3,570,149	22,806	2,291	$-		8,862,461

Property, Plant and Equipment, net	1,219,321	388,734	34,655	160,834	1,907,692		1,691,871	3	5,403,107

Other Assets
Advances to related party		78,157		202,965		17,000	(95,157)	6	202,965
Goodwill							3,083,390	1	7,217,268
							3,293,397	2
							840,481	3
Other Intangible Assets							22,500	1	520,000
							240,000	2
							257,500	3
Investments in joint ventures				424,417					424,417
Other assets	3,020				63,242				66,262
Security deposits	11,520	2,267	5,356						19,143

	14,540	80,424	5,356	627,382	63,242	17,000	7,642,111		8,450,055

Investment in subsidiaries	11,840,000						(3,500,000)	1	-
							(5,335,000)	2
							(3,005,000)
Total Assets	$15,187,732	$1,837,175	$1,825,338	$4,358,365	$1,993,740	$19,291	$(2,506,018)		$22,715,623

Legend:

1	To record goodwill and other intangible assets and eliminate investment in Karkela Construction, Inc.
2	To record goodwill and other intangible assets and eliminate investment in Monarch Homes, Inc.
3	To adjust property, plant and equipment to appraised value, record goodwill and other intangible assets and eliminate investment in Evans Columbus, LLC.
4	To record non-controlling interest and eliminate equity upon consolidation of Par Investments, LLC as a variable interest entity.
5	To record non-controlling interest and eliminate equity upon consolidation of Wyncrest Group, Inc. as a variable interest entity.
6	To eliminate intercompany receivables and payables.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

					Variable Interest Entities
		Evans	Karkela	Monarch	PAR	Wyncrest
	Heartland	Columbus,	Construction	Homes	Investments,	Group	Eliminating
	Inc.	LLC	Inc.	Inc.	LLC	Inc.	Adjustments		Consolidated

CURRENT LIABILITIES
Bank lines of credit		$810,989							$810,989
Notes payable – land purchases				$1,965,698					1,965,698
Convertible promissory notes payable	$1,026,550					$295,500			1,322,050
Current portion of notes payable	35,833	9,300			$77,004				122,137
Current portion of capitalized lease obligations		115,423							115,423
Accounts payable	1,433,279	278,063	$936,975	215,995		44,243			2,908,555
Acquisition notes payable to related parties	3,300,000								3,300,000
Obligations to related parties	465,812		200,000	5,095	78,157	17,000	$(95,157)		670,907
Accrued interest	18,886								18,886
Accrued payroll taxes	693,630								693,630
Accrued expenses	343,458	101,945	106,179	20,666					572,248
Billings in excess of costs on uncompleted contracts	8,942		144,437						153,379
Customer deposits				21,068					21,068
Deferred income taxes			43,637	328,240					371,877
Total Current Liabilities	7,326,390	1,315,720	1,431,228	2,556,762	155,161	356,743	(95,157)		13,046,847

LONG-TERM OBLIGATIONS
Notes payable, less current portion	504,106	37,207			1,595,165				2,136,478
Capital lease obligation, less current portion		269,100							269,100
Notes Payable to an individual	150,000								150,000
Non-controlling interest of variable interest entities							243,414	4	267,171
							23,757	5
Deferred Income Taxes	36,126								36,126
Total Long-Tern Liabilities	690,232	306,307	-	-	1,595,165	-	267,171		2,858,875

STOCKHOLDERS’ EQUITY
Preferred stock
Common Stock	18,244		1,000	10,000		659	(1,000)	1	18,244
							(10,000)	2
							(659)	5
Additional paid-in capital	13,161,421					170,196	(170,196)	5	13,161,421
Accumulated Deficit	(6,008,555)	215,148	393,110	1,791,603	243,414	(508,307)	(393,110)	1	(6,369,764)
							(1,791,603)	2
							(215,148)	3
							(243,414)	4
							147,098	5
Total Stockholders’ Equity	7,171,110	215,148	394,110	1,801,603	243,414	(337,452)	(2,678,032)		6,809,901
Total Liabilities and Stockholders’ Equity	$15,187,732	$1,837,175	$1,825,338	$4,358,365	$1,993,740	$19,292	$(2,506,018)		$22,715,623

Legend:

1	To record goodwill and other intangible assets and eliminate investment in Karkela Construction, Inc.
2	To record goodwill and other intangible assets and eliminate investment in Monarch Homes, Inc.
3	To adjust property, plant and equipment to appraised value, record goodwill and other intangible assets and eliminate investment in Evans Columbus, LLC.
4	To record non-controlling interest and eliminate equity upon consolidation of Par Investments, LLC as a variable interest entity.
5	To record non-controlling interest and eliminate equity upon consolidation of Wyncrest Group, Inc. as a variable interest entity.
6	To eliminate intercompany receivables and payables.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND, INC.
(Registrant)

Date: November 20, 2006	By: /s/ TRENT SOMMERVILLE
Trent Sommerville
Chief Executive Officer and
Chairman of the Board
(Duly Authorized Officer)

Date: November 20, 2006	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Financial Officer and Director
(Principal Financial
and Accounting Officer)